                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

            ---------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 23, 2001
                               -----------------



                    STARTEC GLOBAL COMMUNICATIONS CORPORATION
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                     0-23087                   52-2099559
        --------                     -------                   ----------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


                         10411 Motor City Drive
                         Bethesda, Maryland               20817
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




                                 (301) 365-8959
                         -------------------------------
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

         In a press release dated January 25, 2001, Startec Global Communications Corporation, a Delaware corporation ("Startec" or the "Registrant"), announced that, on January 23, 2001, it notified Capsule Communications, Inc., a Delaware corporation ("Capsule"), of Capsule's breach of the previously reported Agreement and Plan of Reorganization dated November 2, 2000 (the "Merger Agreement") by and among Startec, Stars Acquisition Corp., a Delaware corporation and Startec's wholly-owned subsidiary, Capsule, Gold & Appel, S.A., and Foundation for the International Non-Governmental Development of Space. Citing non-disclosure covenants contained in the Merger Agreement, Startec declined to comment on the nature of Capsule's breach.

         A copy of the press release relating to Startec's announcement of Capsule's breach of the Merger Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION

         Not applicable.

(c)      EXHIBITS

         99.1     Press Release dated January 25, 2001






                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Startec Global Communications Corporation




Date:  January 26, 2001                  /s/  Prabhav V. Maniyar
                                         --------------------------------------
                                   By:   Prabhav V. Maniyar
                                Title:   Chief Financial Officer
                                         and Corporate Vice President








                                      -3-
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                                  EXHIBIT INDEX

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99.1     Press Release dated January 25, 2001                            1


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